J.P. MORGAN MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

JPMorgan Liquid Assets Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(All Share Classes)

(each a series of JPMorgan Trust II)

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated March 2, 2016

to the Prospectuses, Summary Prospectuses and Statement

of Additional Information dated July 1, 2015, as supplemented

The Securities and Exchange Commission (“SEC”) has amended the rules that govern the operation of registered money market funds (“MMFs”). The compliance date for certain of these amendments is October 14, 2016 (the “compliance date”). The following is a summary of the major components of these amendments, as well as information pertaining to certain changes that will impact the JPMorgan MMFs.

Summary of Reforms

Stable or Floating Net Asset Value (“NAV”)

Under the amendments, MMFs that qualify as “retail” (“Retail MMFs”) or “government” (“Government MMFs”) will be permitted to utilize the amortized cost method of valuation to transact at a stable NAV of $1.00 per share.

MMFs that do not qualify as Retail MMFs or Government MMFs (collectively, “Institutional MMFs”) will be required to price and transact in their shares at a floating NAV reflecting current market-based values of their portfolio securities. The floating NAV will need to be rounded to four decimal places for a MMF utilizing a $1.00 NAV per share (e.g., $1.0000).

Liquidity Fees on Redemptions and Redemption Gates

Additionally, as discussed below, all Retail and Institutional MMFs must adopt policies and procedures to enable them to impose liquidity fees on redemptions and/or redemption gates in the event that the MMF’s weekly liquid assets (as defined below) were to fall below a designated threshold, subject to the actions of the MMF’s board. Government MMFs are exempt from this requirement.

SUP-MMF-316

At a February 2016 meeting, the Funds’ Board of Trustees (the “Board”) agreed with management’s recommendation that each of the JPMorgan MMFs be designated as set forth below:

Fund	Designation	Floating NAV Required (October 1, 2016)	Ability to Use Liquidity Fees and Temporary Gates (October 14, 2016)
JPMorgan Prime Money Market Fund	Institutional	Yes	Yes
JPMorgan Liquid Assets Money Market Fund	Retail	No	Yes
JPMorgan California Municipal Money Market Fund	Retail	No	Yes
JPMorgan New York Municipal Money Market Fund	Retail	No	Yes
JPMorgan Municipal Money Market Fund	Retail	No	Yes
JPMorgan Tax Free Money Market Fund	Retail	No	Yes
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Government	No	No1
JPMorgan Federal Money Market Fund	Government	No	No1
JPMorgan U.S. Government Money Market Fund	Government	No	No1
JPMorgan U.S. Treasury Plus Money Market Fund	Government	No	No1

1	The Board has no current intention to subject the Government MMFs to temporary liquidity fees and redemption gates. Please note, however, that the Board may reserve the ability to subject the Government MMFs to a liquidity fee and/or redemption gate in the future after providing appropriate prior notice to shareholders.

JPMorgan Retail MMFs

As required under the rule amendments, each Retail MMF must adopt policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons.

In order to separate retail and non-retail investors, a Retail MMF may redeem investors that do not satisfy the eligibility requirements for Retail MMF investors. Each Fund that will operate as a retail MMF will provide advance written notice of its intent to make any such involuntary redemptions, which will include more specific information on timing. Neither a Fund nor its investment adviser will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

It is currently intended that each Fund that will operate as a Retail MMF will continue to operate with its existing objective to maintain a $1.00 stable NAV. Each Fund that will operate as a Retail MMF will be subject to the liquidity fee and redemption gate provisions described below.

The Funds listed in the table above will seek to qualify as Retail MMFs by October 1, 2016. On or before October 1, 2016, investments in those Funds will be limited to accounts beneficially owned by natural persons. Natural persons may invest in a Retail MMF through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day to day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Effective October 1, 2016, only accounts beneficially owned by natural persons will be permitted to retain their shares. Financial intermediaries will be required to take steps to remove any shareholders on behalf of whom they hold shares in a Retail MMF that are not eligible to be invested in the Retail MMF prior to such date and must notify the Retail MMF of any ineligible shareholders that continue to own shares of the Retail MMF on such date. Further, financial intermediaries may only submit purchase orders following such date if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by a Fund or its shareholder servicing agent to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders. The Funds that will operate as a Retail MMF reserve the right to redeem shares in any account that they cannot confirm to their satisfaction are beneficially owned by natural persons, after providing advance notice.

JPMorgan Institutional MMF

Under the rule amendments, both retail and non-retail investors will be able to own shares of the JPMorgan Prime Money Market Fund, but the Fund will be required to transition to a floating NAV calculated to four decimals (e.g., $1.0000) on or before October 14, 2016. This transition currently is expected to occur with respect to the JPMorgan Prime Money Market Fund on or about October 1, 2016. The JPMorgan Prime Money Market Fund will also be subject to the liquidity fee and redemption gate provisions described below.

Effective on or about October 1, 2016, the NAV of each class of shares of the JPMorgan Prime Money Market Fund will ordinarily be calculated as of the following times on each day the Fund accepts purchase orders and redemption requests:

JPMorgan Prime Money Market Fund — 8:00 a.m., 12:00 p.m. and 3:00 p.m. ET

Until such conversion date, it is currently expected that the JPMorgan Prime Money Market Fund will continue to seek to maintain a stable NAV per share of $1.00 using the amortized cost method to value its portfolio of securities.

Timing of Acceptance and Processing of Trade Orders

Currently, certain financial intermediaries serve as agents for the MMFs and accept orders on their behalf. Where a financial intermediary serves as agent, the order is priced at the MMF’s NAV next calculated after it is accepted by the financial intermediary. In such cases, if requested by a MMF, the financial intermediary is responsible for providing information with regard to the time that such order for purchase, redemption or exchange was received. Orders submitted through a financial intermediary that has not received authorization to accept orders on a MMF’s behalf are priced at the MMF’s NAV next calculated after it receives the order from the financial intermediary and accepts it, which may not occur on the day submitted to the financial intermediary.

Effective October 1, 2016, the JPMorgan Prime Money Market Fund will no longer permit financial intermediaries to serve as its agent for the receipt of orders. From that date, all trades in the JPMorgan Prime Money Market Fund will be priced at the NAV next calculated by the Fund following its receipt of the trade in proper form from the financial intermediary.

Effective October 1, 2016, in order to purchase shares of the JPMorgan Prime Money Market Fund , the Fund must receive “federal funds” or other immediately available funds by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that payment is not received by the JPMorgan Prime Money Market Fund by the close of the Federal Reserve wire transfer system or through other immediately available funds that same day, the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. A shareholder that redeems shares of the JPMorgan Prime Money Market Fund will not receive a dividend on the date of redemption, regardless of the form of payment requested.

Check Writing Privileges

Effective September 1, 2016, check writing privileges will no longer be available for shareholders of the JPMorgan Prime Money Market Fund.

Interfund Exchanges

Effective October 1, 2016, exchanges between the JPMorgan Prime Money Market Fund and other JPMorgan Funds will no longer be permitted.

JPMorgan Government MMFs

A Government MMF is defined as a MMF that invests at least 99.5% of its total assets in cash, government securities and/or repurchase agreements collateralized solely by cash and/or government securities. It is currently intended that each of the Funds that intend to qualify as Government MMFs will continue to operate with its existing objective to maintain a $1.00 stable NAV. Under the rule amendments, a Government MMF is not required to be subject to liquidity fees on redemptions and redemption gates. The Funds’ Board has no current intention to subject the Funds that intend to qualify as Government MMFs to temporary liquidity fees and redemption gates.

More Information on Liquidity Fees and Redemption Gates

Under the rule amendments, if a MMF’s weekly liquid assets fall below 30% of its total assets, the MMF’s board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates. In addition, if a MMF’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the MMF must impose a 1% liquidity fee on shareholder redemptions unless the MMF’s board determines that not doing so is in the best interests of the MMF. “Weekly liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without the provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

With regard to all Funds that do not qualify as Government MMFs (as set forth above), the liquidity fee and redemption gate powers described above will be available to the Board on October 14, 2016.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The Board generally expects that a redemption gate would be imposed prior to notification to shareholders and financial intermediaries that a gate would be imposed. Additionally, the Board generally expects that a liquidity fee would be implemented, if at all, after a Fund has notified financial intermediaries and shareholders that a liquidity fee will be imposed (generally, applied to all redemption requests processed at the first net asset value calculation on the next business day following the announcement that the Fund will impose a liquidity fee), although the Board, in its discretion, may elect otherwise. In the event that a liquidity fee or redemption gate is imposed, the Board expects that for the duration of its implementation and the day after which such gate or fee is terminated, the Fund would strike only one NAV per day, at the Fund’s last scheduled NAV calculation time.

The imposition and termination of a liquidity fee or redemption gate will be reported by a Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website (www.jpmorganfunds.com). In addition, a Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means.

If a liquidity fee is applied by the Board of a Fund, it will be charged on all redemption orders submitted after the effective time of the imposition of the fee by the Board. Liquidity fees would reduce the amount you receive upon redemption of your shares. In the event a Fund imposes a redemption gate, the Fund or any financial intermediary on its behalf will not accept redemption requests until the Fund provides notice that the redemption gate has been terminated.

Redemption requests submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of a Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a fee or a gate is in place, shareholders will not be permitted to exchange into or out of a Fund.

The Board may, in its discretion, permanently suspend redemptions and liquidate if, among other things, a Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets. The Board of a Fund that operates as a Retail or Government MMF may suspend redemptions and liquidate the Fund if the Board determines that the deviation between its amortized cost price per share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders.

There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by MMFs, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service (“IRS”). If a Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.

Responsibilities of Financial Intermediaries

On or before October 1, 2016, financial intermediaries are required, to the extent that they hold investments in a Fund that operates as a Retail MMF to ensure that all shareholders on behalf of whom they hold investments comply with the terms and conditions for investor eligibility as set forth above. Additionally, such financial intermediaries will be expected to have, and upon request may be asked to provide satisfactory evidence to each of those Funds or the shareholder servicing agent that they have policies and procedures in place that are reasonably designed to limit all beneficial owners of the Fund on behalf of whom they place orders to natural persons and to provide to the Fund information or certification as to the adequacy of such procedures and the effectiveness of their implementation, in such form as may be reasonably requested by the Fund or the shareholder servicing agent.

Financial intermediaries are expected to promptly report to a Fund that operates as a Retail MMF or the shareholder servicing agent the identification of any shareholder of the Fund that does not qualify as a natural person of whom they are aware and promptly take steps to redeem any such shareholder’s shares of the Fund upon request by the Fund or the shareholder servicing agent, in such manner as it may reasonably request.

Where, pursuant to authorization from a Fund, a financial intermediary accepts trade orders on the MMF’s behalf (which shall not include a Fund that is an Institutional MMF after October 1, 2016), upon the Fund’s reasonable request, the financial intermediary is expected to promptly provide the Fund or the shareholder servicing agent with information regarding the timing of its acceptance of such trade orders for purposes of, among other things, validating which NAV calculation should be applied to such trades and determining whether the orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto.

Where a financial intermediary accepts trade orders on a Fund’s behalf (which shall not include a Fund that is an Institutional MMF after October 1, 2016), they are required to promptly take the steps requested by the Fund or its designee to impose or help to implement a liquidity fee or redemption gate as requested from time to time, including the rejection of orders due to the imposition of a fee or gate or the prompt re-confirmation of orders following a notification regarding the implementation of a fee or gate.

With regard to such orders, a redemption request that a Fund determines in its sole discretion has been received in good order by the Fund or its designated agent prior to the imposition of a liquidity fee or redemption gate may be paid by the Fund despite the imposition of a redemption gate or without the deduction of a liquidity fee.

For all MMFs, where a financial intermediary serves as a Fund’s agent for the purpose of receiving orders, trades that are not transmitted to the Fund by the financial intermediary before the time required by the Fund or the shareholder servicing agent may, in the Fund’s discretion, be (i) rejected or (ii) processed on an as-of basis, provided, however, that any cost or loss to the Fund or the shareholder servicing agent or their affiliates, from such transactions shall be borne exclusively by the financial intermediary.

Investment Strategy Changes For Certain Funds

Effective September 1, 2016, each of the JPMorgan California Municipal Money Market Fund, JPMorgan New York Municipal Money Market Fund and JPMorgan Municipal Money Market Fund has adopted a non-fundamental policy to ordinarily invest, under normal circumstances, 100% of its total assets in weekly liquid assets (as defined under Rule 2a-7). The maturity restrictions applicable to weekly liquid assets may reduce these Funds’ yield and performance.

Investors should note that the historical yield and performance information for these Funds, as described in their prospectuses, is based on the investment policies of the Funds prior to the implementation of these changes.

Distributions and Taxes

The following hereby replaces the third paragraph of the section “Distributions and Taxes” in the prospectuses:

Each Fund declares dividends of net investment income, if any, daily, so your shares can start earning dividends on the day you buy them. Each Fund distributes such dividends monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. Such instruction must be received prior to the final calculation of the NAV on date of payment. Dividends on a dividend reinvestment begin to accrue on the date following the purchase date. In the event that a liquidity or redemption gate is in place at the time that dividends are distributed, all distributions will be made in form of cash. The taxation of dividends will not be affected by the form in which you receive them. For each taxable year, each Fund will distribute substantially all of its net investment income and short-term capital gain. However, from time to time a fund may not pay out all of the income and/or gains generated from its investments, including for the purpose of stabilizing its net asset value per share.

Legends

With regard to each Fund, the following language applies and has been added to the prospectus:

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Timing and Determinations

The determinations and actions described herein, and anticipated timing of those actions, remain subject to future change. Shareholders will be given notice of further developments, as appropriate.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE